Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	TANGOE INC
Entity Central Index Key	0001182325
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 43,407	$ 5,913
Accounts receivable, less allowances of $245 and $102, respectively	25,311	14,295
Prepaid expenses and other current assets	2,503	1,395
Total current assets	71,221	21,603
COMPUTERS, FURNITURE AND EQUIPMENT-NET	3,334	1,795
OTHER ASSETS:
Intangible assets-net	28,800	15,785
Goodwill	36,266	17,636
Security deposits and other non-current assets	1,241	1,925
TOTAL ASSETS	140,862	58,744
CURRENT LIABILITIES:
Accounts payable	6,605	3,303
Accrued expenses	7,061	3,364
Deferred revenue-current portion	9,051	8,304
Notes payable-current portion	7,904	6,345
Other current liabilities	1,079
Total current liabilities	31,700	21,316
OTHER LIABILITIES:
Deferred rent and other non-current liabilities	1,659	3,099
Deferred revenue-less current portion	2,624	1,788
Notes payable-less current portion	8,290	11,777
Warrants for redeemable convertible preferred stock		1,345
Total liabilities	44,273	39,325
REDEEMABLE CONVERTIBLE PREFERRED STOCK par value $0.0001 per share-66,441,184 and 0 authorized as of December 31, 2010 and 2011, respectively; 65,055,472 and 0 shares issued and outstanding as of December 31, 2010 and 2011, respectively; liquidation preference of $47,339 and $0 as of December 31, 2010 and 2011, respectively		61,441
COMMITMENT AND CONTINGENCIES (NOTE 14)
STOCKHOLDERS' (DEFICIT) EQUITY:
Series A convertible preferred stock, par value $0.0001 per share-3,780,000 and 5,000,000 shares authorized as of December 31, 2010 and 2011, respectively; 1,928,479 and 0 shares issued and outstanding as of December 31, 2010 and 2011, respectively; liquidation preference of $482 and $0 as of December 31, 2010 and 2011, respectively		366
Common stock, par value $0.0001 per share-120,400,000 and 150,000,000 shares authorized as of December 31, 2010 and 2011, respectively; 4,647,731 and 33,152,592 shares issued and outstanding as of December 31, 2010 and 2011, respectively	3
Additional paid-in capital	142,905	7,317
Warrants for common stock	10,610	2,022
Less: notes receivable for purchase of common stock	(93)	(93)
Accumulated deficit	(56,795)	(51,635)
Accumulated other comprehensive income (loss)	(41)	1
Total stockholders' (deficit) equity	96,589	(42,022)
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY	$ 140,862	$ 58,744

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowances (in dollars)	$ 102	$ 245
REDEEMABLE CONVERTIBLE PREFERRED STOCK, par value (in dollars per share)	$ 0.0001	$ 0.0001
REDEEMABLE CONVERTIBLE PREFERRED STOCK, shares authorized	0	66,441,184
REDEEMABLE CONVERTIBLE PREFERRED STOCK, shares issued	0	65,055,472
REDEEMABLE CONVERTIBLE PREFERRED STOCK, shares outstanding	0	65,055,472
REDEEMABLE CONVERTIBLE PREFERRED STOCK, liquidation preference (in dollars)	0	47,339
Series A convertible preferred stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Series A convertible preferred stock, shares authorized	5,000,000	3,780,000
Series A convertible preferred stock, shares issued	0	1,928,479
Series A convertible preferred stock, shares outstanding	0	1,928,479
Series A convertible preferred stock, liquidation preference (in dollars)	$ 0	$ 482
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized	150,000,000	120,400,000
Common stock, shares issued	33,152,592	4,647,731
Common stock, shares outstanding	33,152,592	4,647,731

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Recurring technology and services	$ 93,671	$ 57,703	$ 46,005
Strategic consulting, software licenses and other	11,270	10,771	9,912
Total revenue	104,941	68,474	55,917
Cost of revenue:
Recurring technology and services	44,814	26,349	20,538
Strategic consulting, software licenses and other	5,165	3,874	4,360
Total cost of revenue	49,979	30,223	24,898
Gross profit	54,962	38,251	31,019
Operating expenses:
Sales and marketing	16,648	12,281	9,793
General and administrative	17,777	11,709	9,547
Research and development	11,860	9,321	8,070
Depreciation and amortization	4,551	3,529	3,537
Restructuring charge	1,549
Income from operations	2,577	1,411	72
Other income (expense), net:
Interest expense	(3,047)	(2,007)	(2,224)
Interest income	45	19	46
Other income		3
Increase in fair value of warrants for redeemable convertible preferred stock	(1,996)	(884)	(184)
Loss before income tax provision	(2,421)	(1,458)	(2,290)
Income tax provision	534	294	264
Net loss	(2,955)	(1,752)	(2,554)
Preferred dividends	(2,168)	(3,715)	(3,714)
Accretion of redeemable convertible preferred stock	(37)	(64)	(64)
Loss applicable to common stockholders	$ (5,160)	$ (5,531)	$ (6,332)
Basic and diluted loss per common share (in dollars per share)	$ (0.31)	$ (1.26)	$ (1.47)
Basic weighted average common shares outstanding (in shares)	16,412	4,399	4,311
Diluted weighted average common shares outstanding (in shares)	16,412	4,399	4,311

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net loss	$ (2,955)	$ (1,752)	$ (2,554)
Foreign currency translation income (loss) adjustment	(42)	1
Comprehensive loss	$ (2,997)	$ (1,751)	$ (2,554)

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT) EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Total	Series A Convertible Preferred Stock	Common Stock	Additional Paid-In Capital	Common Stock Warrants	Notes Receivable for Purchase of Common Stock	Accumulated Deficit	Other Comprehensive Income (Loss)
Balance at Dec. 31, 2008	$ (35,484)	$ 366		$ 4,361	$ 345	$ (784)	$ (39,772)
Balance (in shares) at Dec. 31, 2008		1,928,479	4,294,439
Increase (Decrease) in Stockholders' Equity
Net loss	(2,554)						(2,554)
Issuance of shares from exercise of stock options	76			76
Issuance of shares from exercise of stock options (in shares)			80,651
Securities repurchased as a result of litigation settlement	(89)			(89)
Securities repurchased as a result of litigation settlement (in shares)			(53,946)
Preferred stock dividends and accretion	(3,778)						(3,778)
Issuance of stock warrants	1,356				1,356
Reclassification of note receivable	691					691
Stock-based compensation-options	749			749
Balance at Dec. 31, 2009	(39,033)	366		5,097	1,701	(93)	(46,104)
Balance (in shares) at Dec. 31, 2009		1,928,479	4,321,144
Increase (Decrease) in Stockholders' Equity
Net loss	(1,752)						(1,752)
Foreign currency translation adjustment	1							1
Issuance of shares from exercise of stock options	300			300
Issuance of shares from exercise of stock options (in shares)			326,587
Cashless exercise of preferred warrant	(8)			(8)
Preferred stock dividends and accretion	(3,779)						(3,779)
Increase in value of warrants issued	321				321
Stock-based compensation-options	1,928			1,928
Balance at Dec. 31, 2010	(42,022)	366		7,317	2,022	(93)	(51,635)	1
Balance (in shares) at Dec. 31, 2010		1,928,479	4,647,731
Increase (Decrease) in Stockholders' Equity
Net loss	(2,955)						(2,955)
Foreign currency translation adjustment	(42)							(42)
Issuance of shares from exercise of stock options	1,401			1,401
Issuance of shares from exercise of stock options (in shares)			1,000,702
Issuance of shares from exercise of stock warrants	192			192
Issuance of shares from exercise of stock warrants (in shares)			50,196
Cashless exercise of preferred warrant	19			19
Cashless exercise of preferred warrant (in shares)			931,896
Preferred stock dividends and accretion	(2,205)						(2,205)
Issuance of stock warrants	4,534				4,534
Conversion of preferred stock to common stock	63,651	(366)	2	64,015
Conversion of preferred stock to common stock (in shares)		(1,928,479)	19,022,067
Conversion of preferred stock warrants to common stock warrants	4,054				4,054
Issuance of common stock upon initial public offering, net of issuance costs	65,982		1	65,981
Issuance of common stock upon initial public offering, net of issuance costs (in shares)			7,500,000
Stock-based compensation-options	3,980			3,980
Balance at Dec. 31, 2011	$ 96,589		$ 3	$ 142,905	$ 10,610	$ (93)	$ (56,795)	$ (41)
Balance (in shares) at Dec. 31, 2011			33,152,592

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net loss	$ (2,955)	$ (1,752)	$ (2,554)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of debt discount	1,339	47	192
Depreciation and amortization	4,551	3,529	3,537
Restructuring charge	1,549
Decrease in deferred rent liability	(58)	(493)	(380)
Amortization of marketing agreement intangible assets	92	26
Allowance for doubtful accounts	23	207	9
Deferred income taxes	305	190	190
Stock based compensation	3,980	1,928	749
Increase in fair value of warrants for redeemable convertible preferred stock	1,996	884	184
Non-cash expense relative to issuance of warrants to service provider			8
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(4,437)	(2,986)	(141)
Prepaid expenses and other current assets	47	(501)	(25)
Other assets	(381)	(1,182)	(134)
Accounts payable	3,054	172	113
Accrued expenses	(184)	1,079	(199)
Deferred revenue	1,226	2,252	882
Net cash provided by operating activities	10,147	3,400	2,431
Investing activities:
Purchases of computers, furniture and equipment	(853)	(367)	(660)
Cash paid in connection with acquisitions, net of cash received	(22,194)		(70)
Net cash used in investing activities	(23,047)	(367)	(730)
Financing activities:
Repayment of debt	(38,018)	(8,562)	(580)
Borrowings of debt	20,000	5,500
Payments of settlement liability		(200)	(200)
Payment of debt in connection with acquisition		(952)	(896)
Payment made to repurchase securities as a result of litigation settlement			(408)
Proceeds from initial public offering, net of issuance costs	66,989
Proceeds from warrant exercises	192
Proceeds from repayment of notes receivable		691
Deferred financing costs	(170)	(60)	(85)
Proceeds from exercise of options	1,401	300	77
Net cash (used in) provided by financing activities	50,394	(3,283)	(2,092)
Net (decrease) increase in cash and cash equivalents	37,494	(250)	(391)
Cash and cash equivalents, beginning of period	5,913	6,163	6,554
Cash and cash equivalents, end of period	$ 43,407	$ 5,913	$ 6,163

ORGANIZATION, DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
ORGANIZATION, DESCRIPTION OF BUSINESS
ORGANIZATION, DESCRIPTION OF BUSINESS

1. ORGANIZATION, DESCRIPTION OF BUSINESS

     Nature of Operations

        Tangoe, Inc. (the "Company"), a Delaware corporation, was incorporated on February 9, 2000 as TelecomRFQ, Inc. During 2001, the Company changed its name to Tangoe, Inc. The Company provides communications lifecycle management software and related services to a wide range of enterprises, including large and medium-sized businesses and other organizations. Communications lifecycle management encompasses the entire lifecycle of an enterprise's communications assets and services, including planning and sourcing, procurement and provisioning, inventory and usage management, mobile device management, invoice processing, expense allocation and accounting and asset decommissioning and disposal. The Company's Communications Management Platform is an on-demand suite of software designed to manage and optimize the complex processes and expenses associated with this lifecycle for both fixed and mobile communications assets and services. The Company's customers can also engage the Company through its client services group to manage their communications assets and services through its Communications Management Platform.

     Initial Public Offering

        In August 2011, the Company completed its initial public offering whereby it sold 7,500,000 shares of common stock at a price to the public of $10.00 per share. The Company's common stock is traded on the NASDAQ Global Market. The Company received proceeds from its initial public offering of $66.0 million, net of underwriting discounts and commissions and other offering costs of $3.8 million.

        As part of the offering, an additional 2,585,500 shares of common stock were sold by certain existing stockholders at a price to the public of $10.00 per share, including 1,315,500 shares sold by such stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company did not receive any proceeds from the sale of such shares by the selling stockholders.

        On June 15, 2011, the Company effected a 1-for-3.522 reverse stock split of its common stock. All references to common stock, common stock equivalents and per share amounts in these financial statements relating to dates prior to June 15, 2011 have been retroactively adjusted to give effect to this reverse stock split.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Consolidation and Basis of Preparation—The consolidated financial statements include the financial results of Tangoe, Inc. and its wholly owned subsidiaries Tangoe EU, B.V., Tangoe (China) Co., Ltd. and Tangoe P-L, Inc. (formerly ProfitLine, Inc.) acquired by the Company on December 19, 2011, described further in Note 4. Intercompany balances and transactions have been eliminated in consolidation.

        Cash and Cash Equivalents—The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents consist primarily of a variable interest rate account. As of December 31, 2011, the Company had restrictions on $3.1 million of its $43.4 million of cash and cash equivalents as per the line of credit agreement.

        Revenue Recognition—Recurring technology and services revenue consists of subscription-based fees, software subscription license fees, software maintenance fees and hosting fees related to the use of the Company's solution to manage its customers' communications expenses. Strategic consulting, software licenses and other revenues consist of fees for perpetual software licenses, professional services, contract negotiations and bill audits.

        The Company recognizes revenue when persuasive evidence of an arrangement exists, pricing is fixed and determinable, collection is reasonably assured and delivery or performance of service has occurred. Recurring technology and services subscription-based fees, software subscription license fees, software maintenance fees, and hosting fees are recognized ratably over the term of the period of service. The subscription-based services we provide include help desk, asset procurement and provisioning, and carrier dispute resolution. Prior to 2010, as a result of limited history regarding customer renewals, implementation fees associated with recurring technology and services engagements with terms equal to or less than 36 months were recognized over 36 months and implementation fees associated with engagements with terms exceeding 36 months were recognized over the life of the contract. In 2010, due to having greater evidence regarding customer renewals, the Company believed it was appropriate to extend the estimated expected life of the customer relationship to be equal to twice the contract life calculated on a per-customer basis and to recognize implementation fees ratably over this period. This change did not have a material impact on the Company's consolidated financial statements.

        Software license fees consist of fees paid for a perpetual license agreement for the Company's technology, which are recognized in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 605, Software Revenue Recognition, as amended. When contracts contain multiple elements wherein vendor specific objective evidence ("VSOE") of fair value exists for all undelivered elements, the Company accounts for the delivered elements in accordance with the residual method prescribed by the authoritative guidance. VSOE of fair value for maintenance and support is established by a stated renewal rate included in the license arrangement or rates charged in stand-alone sales of maintenance and support. If software maintenance fees are provided for in the license fee or at a discount pursuant to a license agreement, a portion of the license fee equal to the fair market value of these amounts is allocated to software maintenance revenue based on the value established by independent sales of such maintenance services to customers.

        Professional services related to the implementation of the Company's software products ("Consulting Services") are generally performed on a fixed fee basis under separate service arrangements. Consulting Services revenue is recognized as the services are performed by measuring progress towards completion based upon either costs or the achievement of certain milestones. The Company also provides contract negotiation and bill audit services ("Strategic Sourcing Services") on behalf of its customers, which are generally performed on a contingency fee basis, with the Company's fees being based on a percentage of the savings the Company achieves for the customer. Revenue from Strategic Sourcing Services engagements is recognized as savings are secured for the customer, based upon the amount of savings secured multiplied by the contingency fee percentage to which the Company is entitled.

        In accordance with ASC 605, Income Statement Characterization of Reimbursements Received for Out-of-Pocket Expenses, the Company classifies reimbursed expenses as revenue and the related expense within cost of revenue in the accompanying consolidated statements of operations. For the years ended December 31, 2009, 2010 and 2011, reimbursed expenses of $30,702, $148,407 and $272,100, respectively, were included in revenue.

        Software Development Costs—The Company expenses research and development costs as incurred. The Company has evaluated the establishment of technological feasibility of its products in accordance with ASC 350, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. The Company has concluded that technological feasibility is not established until the development stage of the product is nearly complete. The time period during which costs could be capitalized from the point of reaching technological feasibility until the time of general release is very short and, consequently, the amounts that could be capitalized are not material to the Company's financial position or results of operations. Therefore, the Company charges all such costs to research and development in the period incurred.

        Computers, Furniture and Equipment—Computers, furniture and equipment are stated at historical cost. Depreciation of computers, furniture and equipment is provided for, commencing when the assets are placed in service, using the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Leasehold improvements are amortized over the lease term, which is shorter than the useful lives.

        Deferred Rent—The Company has operating leases for various office spaces, some of which include a rent escalation clause. GAAP requires that rental expense be reflected on a straight-line basis over the life of the lease. This results in deferred rent on the consolidated balance sheet.

        Income Taxes—The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Deferred tax assets and liabilities are measured based on the difference between the financial statement carrying amounts and the respective tax basis of assets and liabilities and net operating loss carryforwards available for tax reporting purposes using the applicable tax rates for the years in which the differences are expected to reverse. A valuation allowance is recorded on deferred tax assets unless realization is determined to be more likely than not. Effective January 1, 2009, the Company adopted ASC 740, Accounting for Uncertainty in Income Taxes, ("ASC 740"), which did not have a material effect on its consolidated financial statements.

        Concentration of Credit Risk—Financial instruments that subject the Company to risk of loss consist principally of accounts receivable. For the years ended December 31, 2009, 2010 and 2011, no individual end customer represented greater than 10% of total revenue. For the years ended December 31, 2009 and 2010, one strategic alliance partner represented 11.8% and 10.6%. For the year ended December 31, 2011, no strategic alliance partner represented greater than 10% of total revenue. As of December 31, 2010, one strategic alliance partner represented a greater than 10% concentration of total accounts receivable of 14.7%. As of December 31, 2011 no strategic alliance partner represented a greater than 10% concentration of total accounts receivable. The Company has balances with financial institutions in excess of the Federal Deposit Insurance Corporation limit. The Company believes that credit risks associated with these concentrations are limited, as the amounts are held by major financial institutions in the United States.

        Accounts Receivable and Allowance for Doubtful Accounts—Accounts receivable are reported on the balance sheet at their outstanding principal balance, net of an estimated allowance for possible losses. The allowance for possible losses is estimated based upon a review of outstanding receivables, historical collection information and existing economic conditions. Accounts receivable are charged against the allowance (written-off) when substantially all collection efforts cease. Based on the information available, the Company's management believes that the allowance for doubtful accounts as of December 31, 2010 and 2011 is adequate.

        Cash Held on Behalf of Customers—The Company's services for some customers include the payment of the customer's communications invoices directly to the carrier. Such payments are made from separate bank accounts set up on behalf of each such customer, which are funded by the customer shortly in advance of the Company making any disbursements. These accounts are used only for the payment of the customer's invoices and the Company does not fund these accounts, therefore the balances in these accounts are not included on the accompanying consolidated balance sheets. As of December 31, 2010 and 2011, the total funds held by the Company on behalf of its customers were $1.2 million and $8.2 million, respectively.

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

        Income (Loss) Per Share—Income (loss) per common share is calculated in accordance with the provisions of ASC 260, Earnings per Share. Under ASC 260, public companies are required to report both basic and diluted income (loss) per common share. Basic and diluted income (loss) per share is computed by dividing the income (loss) applicable to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted income (loss) per share gives effect to potential common shares; however, potential common shares are excluded if their effect is antidilutive. Potential common shares are composed of shares of common stock issuable upon the exercise of outstanding stock options and warrants.

        Business Combinations and Valuation of Intangible Assets—Effective in 2009, the Company accounts for business combinations in accordance with ASC 805, Business Combinations. ASC 805 requires business combinations to be accounted for using the purchase method of accounting and includes specific criteria for recording intangible assets separate from goodwill and promotes greater use of fair values in financial reporting. Results of operations of acquired businesses are included in the financial statements of the acquiring company from the date of acquisition. Net assets of the acquired company are recorded at their fair value at the date of acquisition.

        Impairment of Goodwill and Certain Other Long-Lived Assets—As required by ASC 350, Goodwill and Other Intangible Assets, the Company tests goodwill for impairment. Goodwill is not amortized, but instead tested for impairment at the reporting unit level at least annually and more frequently upon the occurrence of certain events. The Company has one reporting unit. The annual goodwill impairment test is a two-step process. First, the Company determines if the carrying value of its related reporting unit exceeds fair value, which would indicate that goodwill may be impaired. If the Company then determines that goodwill may be impaired, it compares the implied fair value of the goodwill to its carrying amount to determine if there is an impairment loss.

        The Company accounts for the impairment of long-lived assets other than goodwill in accordance with ASC 360, Accounting for the Impairment or Disposal of Long-Lived Asset. In accordance with ASC 360, the Company evaluates long-lived assets, including intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows attributable to that asset or group of assets. The amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset. The Company does not have any long-lived assets, including intangible assets, which it considers to be impaired

        Stock-Based Compensation—The Company follows ASC 718, Share-based Payment, for recording stock-based compensation. This statement requires recording stock-based awards at fair value. The Company also complies with the provisions of ASC 505, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services, with respect to stock option grants to non-employees.

        Foreign Currency Translation—In 2010, the Company set up two new wholly owned international subsidiaries, Tangoe EU, B.V. in the Netherlands and Tangoe (China) Co. Ltd. in China. For 2010 and 2011, the international operations were immaterial to the overall consolidated financial statements of the Company. Gains and losses on foreign currency translation of the financial statements of foreign operations whose functional currency is other than the U.S. dollar, are included in accumulated other comprehensive income(loss). Assets and liabilities of foreign operations are translated at year-end exchange rates and revenue and expense are translated at average rates in effect during the year. Foreign currency exchange gains and losses from transactions and balances denominated in a currency other than the functional currency are recorded in the consolidated statement of operations.

RECENT ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2011
RECENT ACCOUNTING PRONOUNCEMENTS
RECENT ACCOUNTING PRONOUNCEMENTS

3. RECENT ACCOUNTING PRONOUNCEMENTS

        In October 2009, the FASB issued Accounting Standards Update ("ASU") 2009-13, which amends ASC 605, Revenue Recognition, to require companies to allocate revenue in multiple-element arrangements based on an element's estimated selling price if vendor-specific or other third-party evidence of value is not available. ASU 2009-13 is effective beginning January 1, 2011 and the adoption of ASU 2009-13 has not had a material impact on the Company's consolidated financial statements.

        In October 2009, the FASB issued ASU 2009-14, which amends ASC 985-605, Software-Revenue Recognition, to exclude from its requirements (a) non-software components of tangible products and (b) software components of tangible products that are sold, licensed or leased with tangible products when the software components and non-software components of the tangible product function together to deliver the tangible product's essential functionality. The Company adopted ASU 2009-14 in 2011 for revenue arrangements entered into or materially modified in 2011. The adoption of ASU 2009-14 has not had a material impact on the Company's consolidated financial statements.

        In September 2006 and February 2009, the FASB issued guidelines under ASC 820, Fair Value Measurements, related to fair value measurements that define fair value, establish a framework in GAAP for measuring fair value and expand disclosures about fair value measurements. The guidelines do not increase the use of fair value measurement and only apply when other guidelines require or permit the fair value measurement of assets and liabilities. The implementation of the guidelines for financial assets and financial liabilities did not have a material impact on the Company's consolidated financial statements.

        ASC 820 also establishes a valuation hierarchy for disclosure of the inputs to the valuations used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows: Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities; Level 2 inputs are inputs that are observable for an asset or liability, either directly or indirectly, through corroboration with observable market data; and Level 3 inputs are unobservable inputs based on a reporting entity's own assumptions used to measure assets and liabilities at fair value. A financial asset or liability's classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

        In December 2010, the FASB issued ASU 2010-29, which amends ASC 805, Business Combinations, relating to the disclosure of supplementary pro forma information for business combinations. ASU 2010-29 is applied prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The adoption of ASU 2010-29 has not had a material impact on the Company's consolidated financial statements.

        In September 2011, the FASB issued ASU 2011-08, which amends the accounting guidance on goodwill impairment testing. This update was intended to reduce complexity and costs by allowing a company the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The update also expanded upon the examples of events and circumstances provided by previous guidance that a company should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The update is effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of this update has not had a material impact on the Company's consolidated financial statements.

BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

4. BUSINESS COMBINATIONS

     HCL Expense Management Services, Inc.

        In December 2010, the Company entered into an Asset Purchase Agreement (the "HCL-EMS APA") to acquire substantially all of the assets and certain liabilities of HCL Expense Management Services, Inc. ("HCL-EMS"). Pursuant to the terms of the HCL-EMS APA, the Company paid $3.0 million in cash at closing, which took place on January 25, 2011 ("HCL-EMS Closing Date"). In addition, the Company is obligated to pay deferred cash consideration following each of the first and second anniversaries of the HCL-EMS Closing Date, pursuant to an earn-out formula based upon specified revenues from specified customers acquired from HCL-EMS. The Company has 45 days from the first anniversary date of January 25, 2012, to provide a report calculating the first year earn-out. The Company valued this contingent consideration at $3.4 million. The Company has included the operating results of HCL-EMS in its consolidated financial statements since the date of acquisition, including revenue of $12.3 million through December 31, 2011. In connection with this transaction the Company has recorded on its consolidated statement of operations in the third quarter of 2011 a restructuring charge of $1.5 million related to terminating the use of the former HCL-EMS leased facility in Rutherford, New Jersey that is subject to a lease assumed by the Company in connection with the acquisition.

     HCL-EMS Purchase Price Allocation

        The allocation of the total purchase price of HCL-EMS' net tangible and identifiable intangible assets was based upon the estimated fair value of those assets as of the HCL-EMS Closing Date. The Company allocated the excess of purchase price over the identifiable intangible and net tangible assets to goodwill. The following table presents the breakdown between cash and contingent consideration and the allocation of the total purchase price (in thousands):

Cash	$3,000
Fair value of contingent consideration	3,390

$6,390

Accounts receivable	$2,269
Prepaid and other current assets	125
Property and equipment	273
Intangible assets	2,700
Goodwill	2,243
Deposits and non-current assets	170
Accounts payable	(229)
Accrued expenses	(1,042)
Deferred revenue	(119)

$6,390

        The goodwill related to the HCL-EMS acquisition is tax deductible. The Company estimated the fair value of intangible assets using the income, cost and market approaches to value the identifiable intangible assets, which are subject to amortization. The following table presents the Company's estimates of fair value of the intangible assets acquired (in thousands):

Description	Fair Value	Weighted Average Useful Life (in years)
Technology	$840	4.0
Customer relationships	1,860	9.0

Total intangible assets	$2,700

     Telwares, Inc.

        On March 16, 2011, the Company entered into an Asset Purchase Agreement (the "Telwares APA") with Telwares, Inc. to purchase certain assets and liabilities of Telwares, Inc. and its subsidiary Vercuity, Inc as defined in the Telwares APA (such acquired assets and liabilities, "Telwares"). Pursuant to the terms of the agreement, the Company will pay $7.7 million in cash as follows: $5.2 million at closing, which took place on March 16, 2011, which amount included a working capital adjustment of $0.7 million, which took place on March 16, 2011, $1,250,000 on March 16, 2012, and $1,250,000 on March 16, 2013. The Company has included the operating results of Telwares in its consolidated financial statements since the date of acquisition, including revenue of $7.9 million through December 31, 2011.

     Telwares Purchase Price Allocation

        The allocation of the total purchase price of Telwares' net tangible and identifiable intangible assets was based upon the estimated fair value of those assets as of March 16, 2011. The Company allocated the excess of purchase price over the identifiable intangible and net tangible assets to goodwill. The following table presents the breakdown between cash and deferred purchase price and the allocation of the total purchase price (in thousands):

Cash	$5,166
Fair value of deferred purchase price	2,154

$7,320

Accounts receivable	$1,975
Prepaid and other current assets	72
Property and equipment	355
Intangible assets	2,428
Goodwill	3,014
Deposits and non-current assets	76
Accounts payable	(88)
Accrued expenses	(444)
Deferred revenue	(68)

$7,320

        The goodwill related to the Telwares acquisition is tax deductible. The Company estimated the fair value of intangible assets using the income, cost and market approaches to value the identifiable intangible assets, which are subject to amortization. The following table presents the Company's estimates of fair value of the intangible assets acquired (in thousands):

Description	Fair Value	Weighted Average Useful Life (in years)
Non-compete agreements	$58	2.0
Technology	350	3.0
Customer relationships	2,020	8.0

Total intangible assets	$2,428

     ProfitLine, Inc.

        On December 19, 2011, the Company and Snow Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Acquisition Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with ProfitLine, Inc., a Delaware corporation ("ProfitLine"), and Doug Carlisle, solely in his capacity as Stockholder Representative under the Merger Agreement, under which the parties agreed to the merger of the Acquisition Sub with and into ProfitLine (the "Merger") with ProfitLine surviving the Merger as a wholly owned subsidiary of the Company. Pursuant to the terms of the agreement, the Company paid $14,500,000 in cash at closing. In addition, an additional $9,000,000 is payable in cash in installments of $4,500,000 each on December 19, 2012 and June 19, 2013, subject to set-off rights of the Company and the surviving corporation with respect to indemnities given by the former stockholders of ProfitLine under the Merger Agreement. Among other things, these indemnity obligations relate to representations and warranties given by ProfitLine under the Merger Agreement. Certain indemnities are subject to limitations, including a threshold, certain caps and a limited survival period. Under the Merger Agreement, the Company is required to make an advance deposit into escrow of the deferred consideration under certain circumstances, including in the event that the Company's cash and cash equivalents, less bank and equivalent debt (which excludes capital lease obligations and deferred consideration payable in connection with acquisitions) is below $20,000,000 at any time prior to payment of the first $4,500,000 installment of deferred consideration, or $15,000,000 at any time after payment of the first and before payment of the second $4,500,000 installment of deferred consideration. The Company has included the operating results of ProfitLine in its consolidated financial statements since the date of acquisition, including revenue of $0.5 million through December 31, 2011.

     ProfitLine Purchase Price Allocation

        The allocation of the total purchase price of ProfitLines' net tangible and identifiable intangible assets was based upon the estimated fair value of those assets as of December 19, 2011. The Company allocated the excess of purchase price over the identifiable intangible and net tangible assets to goodwill. The following table presents the breakdown between cash and deferred purchase price and the allocation of the total purchase price (in thousands):

Purchase consideration:
Cash	$14,500
Deferred cash consideration	8,674

$23,174

Allocation of Purchase Consideration:
Current assets	$3,183
Property and equipment	675
Other assets	117
Identifiable intangible assets	8,717
Goodwill	13,373

Total assets acquired	26,065
Accounts payable and accrued expenses	(2,739)
Deferred revenue	(152)

$23,174

        The goodwill and identifiable intangible assets related to the ProfitLine acquisition are not tax deductible. The Company estimated the fair value of intangible assets using the income, cost and market approaches to value the identifiable intangible assets, which are subject to amortization. The following table presents the Company's estimates of fair value of the intangible assets acquired (in thousands):

Description	Fair Value	Weighted Average Useful Life (in years)
Tradenames	$335	4.0
Technology	1,612	2.5
Customer relationships	6,770	9.0

Total intangible assets	$8,717

        The following table presents the unaudited pro forma results of the Company for the years ended December 31, 2010 and 2011, as if the acquisitions of HCL-EMS, Telwares and ProfitLine all occurred at the beginning of 2010. These results are not intended to reflect the actual operations of the Company had the acquisitions occurred at January 1, 2010.

	Years Ended December 31,
(in thousands, except per share amounts)	2010	2011
Revenue	$121,590	$125,087
Operating loss	(5,214)	(2,674)
Loss applicable to common stockholders	(13,845)	(11,027)
Basic and diluted loss per common share	$(3.15)	$(0.67)

LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS	12 Months Ended
Dec. 31, 2011
LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS
LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS

5. LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS

        The following table sets forth the computations of loss per share applicable to common stockholders for the years ended December 31, 2009, 2010 and 2011:

	For the Years Ended December 31,
(in thousands, except per share amounts)	2009	2010	2011
Net loss	$(2,554)	$(1,752)	$(2,955)
Less: Preferred stock dividends	(3,714)	(3,715)	(2,168)
Less: Accretion of redeemable convertible preferred stock	(64)	(64)	(37)

Loss applicable to common stockholders, basic and diluted	$(6,332)	$(5,531)	$(5,160)

Basic and diluted loss per common share	$(1.47)	$(1.26)	$(0.31)

Weighted-average common shares outstanding
Basic and diluted shares	4,311	4,399	16,412

Potentially dilutive securities(1):
Outstanding stock options	4,662	5,680	6,670
Common stock warrants	1,377	1,359	590
Convertible preferred stock	19,938	19,938	—
(1)
The impact of potentially dilutive securities on earnings per share is anti-dilutive in a period of net loss.

        On August 1, 2011, as a result of the Company's initial public offering all preferred stock was converted to common stock and all preferred stock warrants converted to warrants to purchase common stock.

COMPUTERS, FURNITURE AND EQUIPMENT-NET	12 Months Ended
Dec. 31, 2011
COMPUTERS, FURNITURE AND EQUIPMENT-NET
COMPUTERS, FURNITURE AND EQUIPMENT-NET

6. COMPUTERS, FURNITURE AND EQUIPMENT—NET

        Computers, furniture and equipment-net consists of:

	As of December 31,
(in thousands)	2010	2011
Computers and software	$5,881	$8,192
Furniture and fixtures	562	748
Leasehold improvements	229	635

	6,672	9,575
Less accumulated depreciation and amortization	(4,877)	(6,241)

Computers, furniture and equipment—net	$1,795	$3,334

        Computers and software includes equipment under capital leases totaling approximately $1.7 million and $2.5 million at December 31, 2010 and 2011, respectively. Accumulated depreciation on equipment under capital leases totaled approximately $0.7 million and $1.4 million as of December 31, 2010 and 2011, respectively. Depreciation and amortization expense associated with computers, furniture and equipment was $1.1 million, $1.1 million and $1.4 million for the years ended December 31, 2009, 2010 and 2011, respectively.

        In connection with the business combinations described in Note 4, the Company acquired fixed assets with fair values of $1.3 million during 2011.

RESTRUCTURING CHARGE	12 Months Ended
Dec. 31, 2011
RESTRUCTURING CHARGE
RESTRUCTURING CHARGE

7. RESTRUCTURING CHARGE

        In September 2011, the Company recorded a restructuring charge as a result of the consolidation of office space in New Jersey. The consolidation of office space eliminated redundant office space acquired in the HCL-EMS and Telwares acquisitions described in Note 4. This charge reflects the fair value of the remaining rent payments for the office space the Company ceased using, net of estimated sublease income plus real estate commissions, and office relocation costs. The liabilities related to the restructuring charge are included in other current liabilities and deferred rent and other non-current liabilities on the Company's condensed consolidated balance sheet. The following table summarizes the activity in the liabilities related to the restructuring charge for the three months ended December 31, 2011.

(in thousands)	Lease Costs, Net of Estimated Sublease Income	Other Costs	Total
2011 restructuring charge	$1,477	$72	$1,549
Cash payments	(217)	(3)	(220)
Non-cash charges and other	5	—	5

Remaining liability at December 31, 2011	1,265	69	1,334

	Less: current portion		(709)

	Long-term portion		$625

INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS AND GOODWILL
INTANGIBLE ASSETS AND GOODWILL

8. INTANGIBLE ASSETS AND GOODWILL

        The following table presents the components of the Company's intangible assets as of December 31, 2010 and 2011:

	December 31,
			Weighted Average Useful Life (in years)
(in thousands)	2010	2011
Patents	$1,054	$1,054	8.0
Less: accumulated amortization	(502)	(634)
Patents, net	552	420

Technological know-how	5,029	7,831	7.0
Less accumulated amortization	(1,608)	(2,465)
Technological know-how, net	3,421	5,366

Customer relationships	12,900	23,550	8.6
Less: accumulated amortization	(5,290)	(7,236)
Customer relationships, net	7,610	16,314

Covenants not to compete	140	198	2.0
Less accumulated amortization	(140)	(163)
Covenants not to compete, net	—	35

Strategic marketing agreement	3,981	6,203	10.0
Less accumulated amortization	(26)	(118)
Strategic marketing agreement, net	3,955	6,085

Tradenames	—	335	4.0
Less accumulated amortization	—	(2)
Tradenames, net	—	333

Trademarks	247	247	Indefinite

Intangible assets, net	$15,785	$28,800

        The related amortization expense of intangible assets for 2009, 2010 and 2011 was $2.3 million, $2.3 million and $3.0 million, respectively. The Company's estimate of future amortization expense for acquired intangible assets that exists at December 31, 2011 is as follows:

(in thousands)
2012	$4,643
2013	4,740
2014	4,177
2015	2,853
2016	2,749
Thereafter	9,391

Total	$28,553

        The following table presents the changes in the carrying amounts of goodwill for the years ended December 31, 2010 and 2011.

(in thousands)	Carrying Amount
Balance as of December 31, 2009	$17,636
No activity	—

Balance as of December 31, 2010	17,636

HCL-EMS acquisition	2,243
Telwares acquisition	3,014
ProfitLine acquisition	13,373

Balance as of December 31, 2011	$36,266

DEBT	12 Months Ended
Dec. 31, 2011
DEBT
DEBT

9. DEBT

        As of December 31, 2010 and 2011, borrowings outstanding included the following:

	December 31,
(in thousands)	2010	2011
Line of credit, $8.0 million limit, bears interest at an interest rate equal to the London InterBank Offer Rate plus 4%, interest rate was 4.3% at December 31, 2010	$5,500	$—
Term loan, bears interest at an interest rate equal to the greater of base rate (as defined) plus 6.0% or 10.25% at December 31, 2010, interest rate in effect was 10.25% at December 31, 2010. Interest-only payments through January 2010; thereafter, monthly interest and principal payments as described below. Net of unamortized discount of $70,164 at December 31, 2010	11,272	—
HCL-EMS contingent consideration, net of unamortized discount of $210 at December 31, 2011. Payable in annual installments starting January 2012, as described below	—	3,731
Deferred Telwares purchase price, net of unamortized discount of $162 at December 31, 2011. Payable in annual installments starting in March 2012, as described below	—	2,338
Deferred ProfitLine purchase price, net of unamortized discount of $318 at December 31, 2011. Payable in two installments starting in December 2012, as described below	—	8,682
Deferred InterNoded purchase price, net of unamortized discount of $0 at December 31, 2010	500	—
Capital lease and other obligations	850	1,443

Total notes payable	18,122	16,194

Less current portion	(6,345)	(7,904)

Notes payable, less current portion	$11,777	$8,290

Line of Credit

        In October 2010, the Company negotiated a line of credit of up to $6.0 million based upon 80% of the Company's eligible accounts receivable with JP Morgan Chase Bank, N.A. The line of credit bears interest at the London Inter Bank Offered Rate ("Libor") plus a 4.0% spread. On November 2, 2010, the Company borrowed $5.5 million of the line of credit. The Company used the proceeds to pay off the $5.0 million previously outstanding revolving line of credit and used $0.5 million for general corporate overhead purposes. In February 2011, the Company negotiated an increase in the line of credit of up to $8.0 million based upon 80% of the Company's eligible accounts receivable. In August 2011, upon the completion of the Company's initial public offering, the Company used a portion of the proceeds from the offering to pay all obligations under the line of credit, including the outstanding principal of $5.5 million and unpaid accrued interest of $15,702. In October 2011, the Company renewed the line of credit for one year, with the line of credit maturing in October 2012. The line of credit has a financial covenant relative to minimum cash balance requirements, and is secured by all of the Company's tangible and intangible property.

Term Loan

        In the first quarter of 2011, the Company borrowed $20.0 million pursuant to a new term loan with its existing bank in connection with the acquisitions of HCL-EMS and Telwares (the "New Term Loan"), as described in Note 4. $11.0 million of the proceeds of the New Term Loan were used to repay in full the outstanding principal balance of the ISG Term Loan, as defined below. The New Term Loan required interest-only payments through January 2012. Thereafter, monthly interest payments were to be accompanied by principal payments in the following amounts: (i) $350,000 commencing on February 1, 2012 through and including January 1, 2013; (ii) $400,000 from February 1, 2013 through and including January 1, 2014; (iii) $500,000 from February 1, 2014 through and including January 1, 2015; and (iv) $5,000,000 on February 1, 2015. The interest rate on the New Term Loan was base rate plus 6.25% payable monthly with an interest rate floor of 9.75%. The base rate was defined as the greater of (a) the highest prime rate in effect during the month or (b) the highest Libor rate in effect during such month plus 2.5% per annum or (c) the floor of 3.5% per annum. The Company also issued a warrant to purchase 625,000 shares of Series F redeemable convertible preferred stock ("Series F") to the bank at an exercise price of $1.1776 per share (equivalent to 177,456 shares of common stock at $4.1475 per share on a post-split, as converted-to-common basis). In August 2011, upon the completion of the Company's initial public offering, the Company used a portion of the proceeds from the offering to pay all obligations under the New Term Loan, including the outstanding principal of $20.0 million, a loan prepayment fee of $0.4 million and unpaid accrued interest of $0.2 million. Upon the repayment of the New Term Loan, the remaining unamortized debt discount of approximately $0.6 million and debt issuance costs of $0.1 million were expensed.

        In July 2008, the Company borrowed $14,250,000 pursuant to a term loan ("ISG Term Loan") with its existing bank in connection with the acquisition of Information Strategies Group ("ISG"). A previous term loan with the same bank with an outstanding principal balance of $2,152,778 was repaid from the proceeds of the ISG Term Loan. The ISG Term Loan required interest-only payments through January 2010. Thereafter, monthly interest payments were to b accompanied by principal payments in the following amounts: (i) $201,250 commencing on February 1, 2010 through and including July 1, 2010; (ii) $340,000 from August 1, 2010 through and including July 1, 2011; (iii) $491,000 from August 1, 2011 through and income July 1, 2012; and (iv) $3,561,500 on July 1, 2012. The interest rate on the ISG Term Loan is the defined prime rate plus 6.0% or 10.25%, whichever is greater. As further described in Note 10, the Company also issued a warrant to purchase 850,000 shares of Series F to the bank at an exercise price of $1.1776 per share (equivalent to 241,340 shares of common stock at $4.1475 per share on a post-split, as-converted basis). The ISG Term Loan had financial covenants relative to the attainment of defined quarterly EBITDA and minimum cash balance requirements, and was secured by all of the Company's physical assets and intellectual property. The Company was in compliance with all financial covenants related to the ISG Term Loan as of December 31, 2010.

Contingent HCL-EMS Consideration

        As described in Note 4, the purchase consideration for the acquisition of HCL-EMS includes deferred cash consideration. The deferred cash consideration includes contingent cash payments following each of the first and second anniversaries of the HCL-EMS Closing Date of January 25, 2011, pursuant to an earn-out formula based upon specified revenues from specified customers acquired from HCL-EMS. No interest accrues on the deferred cash consideration; however, the Company recorded imputed interest in the amount of $0.6 million based on the Company's weighted average cost of debt as of the date of the acquisition. The obligation to pay the deferred cash consideration is unsecured. The only adjustment to this balance in 2011 was the accretion of imputed interest.

Deferred Telwares Purchase Price

        As described in Note 4, the purchase consideration for the acquisition of Telwares includes deferred cash consideration. The deferred cash consideration includes payments of $1,250,000 on March 16, 2012 and $1,250,000 on March 16, 2013. No interest accrues on the deferred cash consideration; however, the Company recorded imputed interest in the amount of $0.3 million based on the Company's weighted average cost of debt as of the date of the acquisition. The obligation to pay the deferred cash consideration is unsecured.

Deferred ProfitLine Purchase Price

        As described in Note 4, the purchase consideration for the acquisition of ProfitLine includes deferred cash consideration. The deferred cash consideration includes payments of $9,000,000 in installments of $4,500,000 each on December 19, 2012 and June 19, 2013, subject to set-off rights of the Company and the surviving corporation with respect to indemnities given by the former stockholders of ProfitLine under the Merger Agreement. No interest accrues on the deferred cash consideration; however, the Company recorded imputed interest in the amount of $0.3 million based on the Company's weighted average cost of debt as of the date of the acquisition. The obligation to pay the deferred cash consideration is unsecured. Under the Merger Agreement, the Company is required to make an advance deposit into escrow of the deferred consideration under certain circumstances, including in the event that the Company's cash and cash equivalents, less bank and equivalent debt (which excludes capital lease obligations and deferred consideration payable in connection with acquisitions) is below $20,000,000 at any time prior to payment of the first $4,500,000 installment of deferred consideration, or $15,000,000 at any time after payment of the first and before payment of the second $4,500,000 installment of deferred consideration.

Deferred InterNoded Purchase Price

        The purchase consideration for the acquisition of InterNoded, Inc. ("InterNoded"), which the Company acquired in December 2008, included deferred cash payments. The deferred cash consideration included payments of $0.9 million made in January 2009 and $1.0 million made in January 2010 and a final payment of $0.5 million made on January 15, 2011. No interest accrued on the deferred cash consideration; however, the Company recorded imputed interest in the amount of $0.2 million based on the Company's weighted average cost of debt as of the date of the acquisition. The deferred cash consideration was subordinated to the line of credit and the New Term Loan and was unsecured.

STOCKHOLDERS' DEFICIT	12 Months Ended
Dec. 31, 2011
STOCKHOLDERS' DEFICIT
STOCKHOLDERS' DEFICIT

10. STOCKHOLDERS' DEFICIT

        Common Stock—As of December 31, 2010 and 2011, the number of authorized shares of common stock, par value $0.0001 per share, was 120,400,000 and 150,000,000, respectively, of which 4,647,731 and 33,152,592 were issued and outstanding, respectively.

        Preferred Stock—As of December 31, 2010 and 2011, the number of authorized shares of preferred stock, par value $0.0001 per share, was 70,221,184 and 5,000,000, respectively, of which 66,983,951 and 0 were issued and outstanding, respectively. On August 1, 2011, as a result of the Company's initial public offering the outstanding preferred stock was converted into 19,022,067 shares of common stock on a one-for-3.522 basis.

        The following table summarizes the number of shares of convertible preferred stock for the years ended December 31, 2009, 2010 and 2011 (in thousands):

	Balance as of December 31, 2009	Issued	Balance as of December 31, 2010	Issued	Conversion of preferred stock into common stock	Balance as of December 31, 2011
Series A	1,928	—	1,928	—	(1,928)	—
Series B	8,358	37	8,395	—	(8,395)	—
Series C	4,100	—	4,100	12	(4,112)	—
Series D	2,962	—	2,962	—	(2,962)	—
Series D-1	4,236	—	4,236	—	(4,236)	—
Series E	10,811	—	10,811	—	(10,811)	—
Series F	10,190	—	10,190	—	(10,190)	—
Series 1	21,851	6	21,857	—	(21,857)	—
Series 2	2,505	—	2,505	—	(2,505)	—

	66,941	43	66,984	12	(66,996)	—

        The following table summarizes the preferred stock amounts for the years ended December 31, 2009, 2010 and 2011 (in thousands):

	Balance as of December 31, 2009	Preferred Dividends	Accretion of preferred stock	Cashless exercise	Balance as of December 31, 2010
Series A	$366	$—	$—	$—	$366
Series B	4,453	225	7	50	4,735
Series C	2,367	128	—	—	2,495
Series D	2,591	151	12	—	2,754
Series D-1	3,539	216	—	—	3,755
Series E	10,044	641	17	—	10,702
Series F	13,271	960	28	—	14,259
Series 1	18,890	1,234	—	8	20,132
Series 2	2,449	160	—	—	2,609

	$57,970	$3,715	$64	$58	$61,807

	Balance as of December 31, 2010	Preferred Dividends	Accretion of preferred stock	Cashless exercise	Conversion of preferred stock into common stock	Balance as of December 31, 2011
Series A	$366	$—	$—	$—	$(366)	$—
Series B	4,735	132	4	—	(4,871)	—
Series C	2,495	75	—	5	(2,575)	—
Series D	2,754	88	3	—	(2,845)	—
Series D-1	3,755	126	4	—	(3,885)	—
Series E	10,702	374	10	—	(11,086)	—
Series F	14,259	560	16	—	(14,835)	—
Series 1	20,132	720	—	—	(20,852)	—
Series 2	2,609	93	—	—	(2,702)	—

	$61,807	$2,168	$37	$5	$(64,017)	$—

        Investor Rights Agreements—Holders of a substantial portion of the Company's outstanding common stock and warrants to purchase common stock have rights to require the Company to register these shares under the Securities Act of 1933, as amended, under specified circumstances pursuant to the Company's Eighth Amended and Restated Investor Rights Agreement, as amended.

  Warrants

        Common Stock Warrants—Since the completion of the Company's initial public offering, the Company has received cash proceeds of $0.2 million in the aggregate from the exercise of warrants to purchase a total of 50,196 shares of common stock at exercise prices ranging from $2.24 to $4.15 per share. In addition, warrant holders exercised warrants to purchase a total of 1,516,736 shares of common stock pursuant to a cashless exercise feature of these warrants. As a result of the cashless exercise, 931,896 shares of common stock were issued and 584,840 warrant shares were cancelled in lieu of payment of cash consideration to the Company.

        On March 22, 2011, the Company issued a warrant to purchase up to 1,282,789 shares of its common stock to Dell Products, L.P. ("Dell") in connection with the entry of the Company and Dell into a 49-month strategic relationship agreement. Under the terms of the warrant, the 1,282,789 shares of common stock may become exercisable upon the achievement of certain annual recurring revenue thresholds over the 49-month period. The warrant is exercisable at $5.987 per share. As of December 31, 2011, none of the shares exercisable under this warrant were probable of being earned and accordingly no value was ascribed to this warrant. On a quarterly basis the Company will review the actual annual recurring revenue related to the Dell strategic relationship agreement to determine if it is probable that Dell will reach any of the annual recurring revenue thresholds to earn vesting of warrant shares, and to the extent the Company deems it probable that any warrant shares will vest, the Company will record the fair value of those shares to intangible assets and non-current liabilities using a Black-Scholes valuation model and mark to market each period thereafter until such time as the warrant shares are actually earned and vest.

        On October 9, 2009, the Company issued a warrant to purchase up to 3,198,402 shares of its common stock to International Business Machines Corporation ("IBM") in connection with the entry of the Company and IBM into a five-year strategic relationship agreement. Under the terms of the warrant, 890,277 shares of common stock were vested and exercisable immediately upon execution of the agreement. Up to an additional 2,308,125 shares of common stock may become exercisable upon the achievement of certain billing thresholds over a three-year period. The warrant is exercisable at $4.148 per share. (Certain terms of this warrant were amended on June 8, 2011, as described in the paragraph below). The Company valued the initial 890,277 shares of common stock exercisable under the warrant at $1.7 million using the Black-Scholes valuation model at the time of the signing of the agreement. The Black-Scholes valuation assumptions included an expected term of seven years, volatility of 67.77% and a risk free rate of 2.93%. The Company recorded the $1.7 million value of the initial 890,277 shares of common stock as an increase to warrants for common stock and an increase to other non-current assets on the Company's consolidated balance sheet. During the three months ended December 31, 2009, the Company determined that it was probable that IBM would reach certain of the billing thresholds to have an additional 947,103 shares of common stock become exercisable. The additional shares of common stock exercisable under the warrant were valued at $1.4 million using the Black-Scholes valuation model at the time the Company determined it was probable they would reach the billing thresholds. The Company recorded the value of the additional shares of common stock to intangible assets and non-current liabilities and will reclassify the liability to equity upon reaching the billing thresholds and the additional shares of common stock become exercisable. In December 2010, the Company reviewed the actual billings to date related to the strategic relationship agreement and determined it was probable IBM would reach the billing thresholds to earn 624,755 shares of the additional 947,103 shares of common stock accrued. The Company reversed $920,000 of market value related to the 322,348 shares of common stock no longer deemed probable of being earned. The Company began to amortize the asset in the first quarter of 2010, with the related charge recorded as contra-revenue. The related charge to revenue will be in proportion to expected revenue over approximately a ten-year period. For the years ended December 31, 2010 and 2011, the Company recorded $26,086 and $91,806, respectively, of amortization as a contra-revenue charge related to the common stock warrant. The warrant value has been marked to market on a quarterly basis until the warrant shares are earned and vest. During 2011, the Company recorded a mark-to-market valuation increase of $0.6 million to intangible assets on its consolidated balance sheet as a result of the increased valuation of its common stock.

        On June 8, 2011, certain terms of the common stock warrant described above were amended by the Company and IBM. Under the terms of the amended warrant agreement, an additional 624,755 shares of common stock were vested and exercisable immediately (in addition to the 890,277 shares previously vested and exercisable), the additional warrant shares that may be earned were reduced from 2,308,125 to 651,626 shares of common stock, and the methodology for earning the additional warrant shares was revised to be based on specified new contractual revenue commitments from IBM that occur between June 8, 2011 and June 30, 2012. Based on this amendment, the maximum number of warrant shares (issued and issuable) to IBM was reduced from 3,198,402 to 2,166,658 shares of common stock. The fair value of the 624,755 warrant shares vested as a result of this amendment was determined to be $4.5 million using the Black-Scholes valuation model. The Company recorded these vested warrant shares as an increase to warrants for common stock, reversed the non-current liability associated with the previous accrual for these warrant shares, and the difference was added to intangible assets and is being amortized in proportion to the expected revenue over the remainder of the original ten-year period noted above. On a quarterly basis the Company will also evaluate the probability of IBM vesting in any of the 651,626 additional warrant shares between June 8, 2011 and June 30, 2012, and to the extent the Company deems it probable that any portion of these additional warrant shares will be earned, the Company would record the fair value of the additional shares of common stock to intangible assets and non-current liabilities using a Black-Scholes valuation model, and mark to market each period thereafter until such time that the warrant shares are actually earned and vest. On August 30, 2011, the Company issued 930,511 shares of its common stock to IBM upon the exercise by IBM of this warrant, pursuant to a cashless exercise feature. As a result of the cashless exercise, 584,521 warrant shares were cancelled in lieu of the payment of cash consideration to the Company. As of December 31, 2011 there were no further vested warrant shares subject to the IBM warrant.

        Preferred Stock Warrants—On January 21, 2011, in connection with the New Term Loan, as further described in Note 9, the Company issued a warrant to purchase 625,000 shares of Series F to the bank at an exercise price of $1.1776 per share (the "Series F Warrant 1"). The Series F Warrant 1 is exercisable for a period of seven years from the date of issuance and was valued at its fair market value on the date of issuance, which was determined to be $735,628. The fair market value of the Series F Warrant 1 was recorded as an increase to Warrants for Redeemable Convertible Preferred Stock and to debt discount and each reporting period the carrying value of the warrant was adjusted to its then-current fair value, with any resulting gain or loss reflected in the statement of operations as a component of "(Increase) decrease in fair value of warrants for redeemable convertible preferred stock." During the year ended December 31, 2011, $33,617 of interest expense was recorded related to the debt discount.

        In connection with the acquisition of ISG in July 2008, the Company issued a warrant to purchase 850,000 shares of Series F to the bank at an exercise price of $1.1776 per share (the "Series F Warrant 2"). The Series F Warrant 2 is exercisable for a period of seven years from the date of issuance and was valued at its fair market value on the date of issuance, which was determined to be $187,106. The fair market value of the Series F Warrant was recorded as Warrants for Redeemable Convertible Preferred Stock and as a debt discount in the accompanying consolidated balance sheets. The debt discount was being amortized to interest expense over the term of the note payable. During the years ended December 31, 2009 and 2010, $46,776, of interest expense was recorded related to the debt discount. As a result of the New Term Loan, the remaining balance on the ISG Term Loan was repaid and the Company amortized the remaining debt discount of $66,267 to interest expense. Because the Series F Warrant 1 and 2 were exercisable for shares of redeemable convertible preferred stock, in accordance with ASC 480, Distinguishing Liabilities from Equity, the Company classified these warrants as a liability on the accompanying balance sheet, and each reporting period the carrying value of the warrant was adjusted to its then-current fair value, with any resulting gain or loss reflected in the statement of operations as a component of "(Increase) decrease in fair value of warrants for redeemable convertible preferred stock."

        In connection with the Company's acquisition of Traq Wireless, Inc. ("Traq") in 2007 (the "Traq Merger"), the Company converted outstanding warrants to purchase Series 1 preferred stock and Series 2 preferred stock of Traq into a warrant to purchase 12,526 shares of Series 1 (the "Series 1 Warrant") and warrants to purchase 304,400 shares of Series 2 (the "Series 2 Warrants"), respectively. The exercise price for the Series 1 warrant was $0.71 per share, and the exercise price of the Series 2 warrants was $0.80 per share. The Series 2 warrants expire in 2013. The Series 1 Warrant and the Series 2 Warrants were valued at their fair value as of the date of the Traq Merger, which was determined to be $56,390. Because these warrants are exercisable for shares of redeemable convertible preferred stock, in accordance with ASC 480, the Company classifies the warrants as a liability on the accompanying balance sheet, and each reporting period the carrying value of the warrants are adjusted to their then-current fair value, with any resulting gain or loss reflected in the statement of operations as a component of "(Increase) decrease in fair value of warrants for redeemable convertible preferred stock."

        Also, in connection with the Traq Merger, during the year ended December 31, 2007, the Company refinanced a substantial portion of its debt and issued a warrant to purchase 168,919 shares of Series E preferred stock to the new bank at an exercise price of $0.74 per share (the "Series E Warrant"). The Series E Warrant is exercisable for a period of seven years from the date of issuance and was valued at its fair market value on the date of issuance, which was determined to be $34,931. The fair market value of the Series E Warrant was recorded as preferred stock warrants and as a debt discount in the accompanying consolidated balance sheets. The debt discount was amortized to interest expense over the term of the note payable. The underlying note payable was paid off during the year ended December 31, 2008. Because this warrant was exercisable for shares of redeemable convertible preferred stock, in accordance with ASC 480, the Company classifies the warrant as a liability on the accompanying balance sheet, and each reporting period the carrying value of the warrant was adjusted to its then-current fair value, with any resulting gain or loss reflected in the statement of operations as a component of "(Increase) decrease in fair value of warrants for redeemable convertible preferred stock."

        On August 1, 2011, as a result of the Company's initial public offering all of the Company's redeemable convertible preferred stock warrants automatically converted into common stock warrants on a 1-for-3.522 basis, resulting in warrants exercisable for 561,203 shares of common stock.

        A summary of warrants to purchase common stock and redeemable convertible preferred stock issued and exercised during the year ended December 31, 2009, 2010 and 2011 is presented below:

	Redeemable Convertible Preferred Stock Warrants
	As issued	As-converted to common basis(1)	Common Stock Warrants	Total, as converted to Common basis(1)
Outstanding at January 1, 2009	1,429,083	405,759	75,527	481,286
Issued	—	—	895,388	895,388

Outstanding at December 31, 2009	1,429,083	405,759	970,915	1,376,674
Exercised	(62,526)	(17,753)	—	(17,753)

Outstanding at December 31, 2010	1,366,557	388,006	970,915	1,358,921
Exercised	(15,000)	(4,259)	(982,092)	(986,351)
Issued	625,000	177,456	624,755	802,211
Cancelled	—	—	(584,840)	(584,840)
Converted to Common Stock Warrants	(1,976,557)	(561,203)	561,203	—

Outstanding at December 31, 2011	—	—	589,941	589,941

Weighted average exercise price	$—	$—	$3.54	$3.54

(1)
Reflects the equivalent number of common shares and exercise price, is if such preferred warrants were converted into warrants for common shares.

        The fair value of the warrants for redeemable convertible preferred stock was determined using the Black-Scholes valuation model with the following assumptions:

	2009	2010	2011
Expected dividend yield	0%	0%	0%
Risk-free interest rate	.06% to 2.89%	.12% to 1.80%	.30% to 2.84
Expected term (in years)	0.2 – 5.7 years	0.2 – 4.6 years	1.0 – 6.6 years
Expected volatility	65.98%	61.15%	60.07%

        Stock Options—As of December 31, 2011, the Company had five stock-based compensation plans, the Employee Stock Option/Stock Issuance Plan (the "Employee Plan"), the Executive Stock Option/Stock Issuance Plan (the "Executive Plan"), the 2005 Stock Incentive Plan (the "2005 Plan"), the Traq Amended and Restated 1999 Stock Plan (the "1999 Plan") and the 2011 Stock Incentive Plan (the "2011 Plan"). The 2011 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards and other stock-based awards.

        Under the provisions of the Employee Plan, the Executive Plan, the 2005 Plan, the 1999 Plan and the 2011 Plan (the "Plans"), the exercise price of each option is determined by the Company's board of directors or by a committee appointed by the board of directors. Under the 2011 Plan, the exercise price of all stock options must not be less than the fair market value of a share of common stock on the date of grant. The period over which options vest and become exercisable, as well as the term of the options, is determined by the board of directors or the committee appointed by the board of directors. The options generally vest over 4 years and expire 10 years after the date of the grant. During the year ended December 31, 2011, the Company's board of directors granted options to purchase an aggregate of 2,061,377 shares of common stock under the 2005 and 2011 Plans to employees and non-employee board members, at a weighted average exercise price of $6.60 per share.

        A summary of the status of stock options issued pursuant to the Plans during the years ended December 31, 2009, 2010 and 2011 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Contractual Life (years)
Outstanding at December 31, 2008	3,404,050	$0.91
Granted	1,555,436	$1.88
Forfeited	(217,436)	$1.56
Exercised	(80,651)	$0.95

Outstanding at December 31, 2009	4,661,399	$1.20
Granted	1,565,575	$4.72
Forfeited	(221,384)	$2.56
Exercised	(326,587)	$0.92

Outstanding at December 31, 2010	5,679,003	$2.14
Granted	2,061,377	$6.60
Forfeited	(69,343)	$4.52
Exercised	(1,000,702)	$1.40

Outstanding at December 31, 2011	6,670,335	$3.60	7.3

Exercisable at end of the period	3,533,766	$1.80	6.0

Available for future grants at December 31, 2011	3,537,548

        The intrinsic values of options outstanding, vested and exercised during the year ended December 31, 2009, 2010 and 2011 were as follows:

	2009		2010		2011
	Number of Options	Intrinsic Value	Number of Options	Intrinsic Value	Number of Options	Intrinsic Value
Outstanding	4,661,399	$8,688,748	5,679,003	$20,279,034	6,670,335	$78,699,148
Vested	2,740,609	$5,982,066	3,234,659	$15,101,251	3,533,766	$48,073,129
Exercised	80,651	$99,324	326,587	$1,241,376	1,000,702	$9,930,497

        During the year ended December 31, 2011, employees of the Company exercised options to purchase a total of 1,000,702 shares of common stock at exercise prices ranging from $0.25 to $9.83 per share. Proceeds from the stock option exercises totaled $1.4 million.

        In accordance with ASC 718, Share Based Payment ("ASC 718"), total compensation expense for stock-based employee compensation awards was $0.7 million, $1.9 million and $4.0 million for the years ended December 31, 2009, 2010 and 2011, respectively, which is included on the accompanying consolidated statements of operations as follows (in thousands):

	For the Years Ended December 31,
	2009	2010	2011
Cost of goods sold	$115	$323	$669
Sales and marketing expenses	216	425	1,201
General and administrative expenses	329	1,032	1,934
Research and development	89	148	176

Total stock-based employee compensation	$749	$1,928	$3,980

        Stock-based compensation expense for stock options granted since January 1, 2006 will be recognized over the following periods as follows (in thousands):

Years Ending December 31,
2012	$3,018
2013	2,708
2014	2,012
2015	351

$8,089

        Stock-based compensation costs are generally based on the fair value calculated from the Black-Scholes valuation model on the date of grant for stock options. The Black-Scholes valuation model requires the Company to estimate key assumptions such as expected volatility, expected terms, risk-free interest rates and dividend yields. The Company determined the assumptions in the Black-Scholes valuation model as follows: expected volatility is a combination of the Company's competitors' historical volatility; expected term is calculated using the "simplified" method prescribed in ASC 718; and the risk free rate is based on the U.S. Treasury yield on 5 and 7-year instruments in effect at the time of grant. A dividend yield is not used, as the Company has never paid cash dividends and does not currently intend to pay cash dividends. The Company periodically reviews the assumptions and modifies the assumptions accordingly.

        As part of the requirements of ASC 718, the Company is required to estimate potential forfeitures of stock grants and adjust compensation cost recorded accordingly. The estimate of forfeitures will be adjusted over the requisite service period to the extent that actual forfeitures differ, or are expected to differ, from such estimates. Changes in estimated forfeitures will be recognized through a cumulative catch-up adjustment in the period of change and will also impact the amount of stock-based compensation expense to be recognized in future periods. The fair values of stock grants are amortized as compensation expense on a straight-line basis over the vesting period of the grants. Compensation expense recognized is shown in the operating activities section of the statement of cash flows.

        The fair value of the options granted during 2009, 2010 and 2011 was determined at the date of grant using the Black-Scholes valuation model with the following assumptions:

	2009	2010	2011
Expected dividend yield	0%	0%	0%
Risk-free interest rate	2.06% to 2.52%	1.80% to 2.87%	1.25% to 2.6%
Expected term (in years)	6.1 years	5.5 – 6.1 years	5.5 – 6.2 years
Expected volatility	65.98% – 70.63%	62.51% – 64.67%	59.74% – 60.88%

        Based on the above assumptions, the weighted average fair value per share of stock options granted during the years ended December 31, 2009, 2010 and 2011 was approximately $1.26, $2.87 and $3.96.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

11. INCOME TAXES

        The components of loss before income taxes for the years ended December 31, 2009, 2010 and 2011 are as follows:

	Years Ended December 31,
	2009	2010	2011
Domestic	$(2,290)	$(1,054)	$(683)
Foreign	—	(404)	(1,738)

Loss before income tax provision	$(2,290)	$(1,458)	$(2,421)

        The provision for income tax expense for the years ended December 31, 2009, 2010 and 2011 consists of the following components:

	2009	2010	2011
Current tax provision:
Federal	$—	$34	$—
State	74	70	229

Total current expense	74	104	229

Deferred tax provision:
Federal	$175	$175	$282
State	15	15	23

Total deferred expense	190	190	305

Total income tax provision	$264	$294	$534

        Income taxes related to the Company's income (loss) from operations differ from the amount computed using the Federal statutory income tax rate as follows:

	2009	2010	2011
Tax (benefit) computed at the federal statutory rate	$(802)	$(510)	$(847)
Increase in fair value of warrants for redeemable convertible preferred stock	64	309	699
Foreign operating losses	14	141	174
Tax benefit of exercised stock options and warrants	—	9	(3,375)
Federal research and development tax credits	—	(1,220)	(507)
Adjustment to prior year deferred and other	(207)	(266)	449
Change in valuation allowance	931	1,537	3,407
Taxable goodwill	190	190	305
State income taxes	74	70	229
Federal alternative minimum tax	—	34	—

Provision for income taxes	$264	$294	$534

        The provision for income taxes differs from the expected tax provision computed by applying the U.S. Federal statutory rate to the loss before income taxes because the Company has historically maintained a full valuation allowance on its deferred tax assets, as described more fully below, as well as differences in the tax-deductibility of certain items for income tax purposes as compared to the amounts that have been or will be expensed in the Company's Consolidated Statement of Operations, including certain stock warrant and stock option exercises, the increase in fair value of warrants for redeemable convertible preferred stock, foreign operating losses, taxable goodwill, and state income taxes.

        As of December 31, 2010 and 2011, the Company's deferred tax assets (liabilities) were as follows (in thousands):

	2010	2011
Deferred tax assets:
Net operating losses	$18,167	$30,410
Unused research and development credits	2,519	3,026
Deferred revenue	95	1,263
Stock-based compensation	1,307	1,119
Accrued expenses	—	701
Deferred rent	128	164
Acquisition-related expenses	61	99
Allowance for doubtful accounts	90	99
Alternative Minimum Tax credit available	34	34
Other	18	31
Less: valuation allowance	(20,385)	(30,097)

	$2,034	$6,849
Deferred tax liabilities:
Intangible assets	(2,322)	(7,314)
Fixed assets	(154)	(119)
Other	—	(163)

Net deferred tax liability	$(442)	$(747)

        The Company recorded a deferred income tax provision of $0.2 million in the years ended December 31, 2009 and 2010, and $0.3 million during the year ended December 31, 2011, related to the different book and tax treatment for goodwill and other indefinite-lived assets. For tax purposes, certain goodwill and indefinite-lived assets are subject to annual amortization, while they are not amortized for book purposes. The deferred tax liability of approximately $0.4 million and $0.7 million at December 31, 2010 and 2011, respectively, is included in the Company's consolidated balance sheets within other long-term liabilities.

        The Company has provided a valuation allowance for the full amount of its deferred tax assets at December 31, 2010 and 2011, as it is not more likely than not that any future benefit from deductible temporary differences and net operating loss and tax credit carryforwards would be realized. The increase in the valuation allowance of $1.6 million for the year ended December 31, 2010 as compared to the year ended December 31, 2009 is primarily attributable to increases in deferred tax assets associated with unused research and development tax credits and stock-based compensation expense. The increase in the valuation allowance of $9.7 million for the year ended December 31, 2011 as compared to the year ended December 31, 2010 is primarily attributable to increases in net operating loss carryforwards and deferred tax assets associated with deferred revenue and accrued expenses, partially offset by the deferred tax liabilities associated with the amortization of intangible assets and stock warrants, and includes a full valuation allowance on the net operating loss carryforwards assumed from the 2011 acquisition of ProfitLine, as described below.

        As of December 31, 2011, the Company had federal net operating loss carryforwards of approximately $81 million, which if unused expire from 2020 to 2031. This includes approximately $24 million of net operating losses assumed from the 2011 acquisition of ProfitLine. The Company also has federal research and development credit carryforwards of approximately $3 million at December 31, 2011, which are available to offset future federal tax liabilities.

        Sections 382 and 383 of the Internal Revenue Code, and similar state regulations, contain provisions that may limit the net operating loss carryforwards available to be used to offset income in any given year upon the occurrence of certain events, including changes in the ownership interests of significant stockholders. In the event of a cumulative change in ownership in excess of 50% over a three-year period the amount of the net operating loss carryforwards that the Company may utilize in any one year may be limited. The Company has completed several financings since its inception, which when combined with the purchasing stockholders' subsequent disposition, have resulted in a change in control as defined by Section 382, or could result in a change in control in the future. In addition, the net operating loss carryforwards assumed from acquisition of ProfitLine are subject to the provisions of Section 382. In aggregate, approximately $43 million of the Company's $81 million net operating loss carryforwards are available to offset future taxable income as of December 31, 2011, and the remaining $38 million will become available in prescribed increments in each future year through December 31, 2031.

        During the year ended December 31, 2010, the Company recognized a state income tax benefit of $0.1 million related to Connecticut research and development credits exchanged for cash, which has been included as a reduction to the income tax provision that year. No benefit was recognized for Connecticut research and development credits exchanged for cash during the year ended December 31, 2009. Commencing with the year ended December 31, 2011, the Company is no longer eligible to exchange Connecticut research and development credits for cash, and accordingly did not recognize this tax benefit during the year ended December 31, 2011.

        On January 1, 2009, the Company adopted the provisions of ASC 740. The Company files income tax returns in the U.S. federal jurisdiction, various state jurisdictions and various foreign jurisdictions. The Company's income tax returns are open to examination by federal, state and foreign tax authorities, generally for the years ended December 31, 2008 and later, with certain state jurisdictions open for audit for earlier years. The Company has no amount recorded for any unrecognized tax benefits as of December 31, 2010 and 2011, nor did the Company record any amount for the implementation of ASC 740. The Company's policy is to record estimated interest and penalty related to the underpayment of income taxes or unrecognized tax benefits as a component of its income tax provision. During the years ended 2009, 2010 and 2011, the Company did not recognize any interest or penalties in its statements of operations and there are no accruals for interest or penalties at December 31, 2010 or 2011.

        Pursuant to ASC 740-30-25, provision has not been made for U.S. or additional foreign taxes on undistributed earnings of foreign subsidiaries. The Company plans to utilize undistributed earnings to finance expansion and operating requirements of subsidiaries outside of the United States. Such earnings will be reinvested but could become subject to additional tax if they were remitted as dividends or were loaned to the Company or U.S. affiliates, or if the Company should sell its stock in the foreign subsidiaries. The Company currently has losses from foreign operations.

FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

12. FAIR VALUE MEASUREMENT

        The Company records certain financial assets and liabilities at fair value on a recurring basis. The Company determines fair values based on that price it would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability.

        The prescribed fair value hierarchy and related valuation methodologies are as follows:

        Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

        Level 2—Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, directly or indirectly, such as a quoted price for similar assets or liabilities in active markets.

        Level 3—Inputs are unobservable and are only used to measure fair value when observable inputs are not available. The inputs reflect the entity's own assumptions and are based on the best information available. This allows for the fair value of an asset or liability to be measured when no active market for that asset or liability exists.

        The following table discloses the assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 and the basis for that measurement:

	Fair Value Measurement at December 31, 2011
(in thousands)	Total	Level 1	Level 2	Level 3
Money market	$30,031	$30,031	$—	$—
Contingent HCL-EMS acquisition consideration	3,731	—	—	3,731

	$33,762	$30,031	$—	$3,731

	Fair Value Measurement at December 31, 2010
(in thousands)	Total	Level 1	Level 2	Level 3
Money market	$3,000	$3,000	$—	$—
Warrants for redeemable convertible preferred stock	1,345	—	1,345	—

	$4,345	$3,000	$1,345	$—

        The Company's investment in overnight money market institutional funds, which amounted to $3.0 million and $30.0 million at December 31, 2010 and 2011, respectively, is included in cash and cash equivalents on the accompanying consolidated balance sheets and is classified as a Level 1 input.

        The Company's warrants for redeemable convertible preferred stock were classified as a liability on the accompanying consolidated balance sheet and each reporting period the carrying value of the warrants was adjusted to its then current fair value, with any resulting gain or loss reflected in the statement of operations. The fair value is determined by the Black-Scholes valuation model on the balance sheet date. On August 1, 2011, as a result of the Company's initial public offering all of the Company's warrants for redeemable convertible preferred stock automatically converted into common stock warrants on a 1-for-3.522 basis, resulting in warrants exercisable for 561,203 shares of common stock.

        The acquisition of HCL-EMS includes a contingent consideration agreement that requires additional consideration to be paid by the Company following each of the first and second anniversaries of the HCL-EMS Closing Date, pursuant to an earn-out formula ranging from 7.5% to 15% of specified revenues from specified customers acquired. The fair value of the contingent consideration recognized was $3.4 million which was estimated by applying the income approach. The key assumptions include (a) a discount rate of 10.5% and (b) probability adjusted levels of revenue between approximately $12.6 million and $13.9 million. As of December 31, 2011, there were no changes in the recognized amounts except, for the accretion of interest, or potential outcome for the contingent consideration recognized as a result of the HCL-EMS acquisition.

        The carrying amounts of the Company's other non-cash financial instruments including accounts receivable and accounts payable approximate their fair values due to the relatively short-term nature of these instruments. The carrying amounts of the Company's line of credit, term loan, deferred Telwares purchase price and deferred InterNoded purchase price approximate fair value as the effective interest rates approximates market rates.

SUPPLEMENTAL CASH FLOW INFORMATION:	12 Months Ended
Dec. 31, 2011
SUPPLEMENTAL CASH FLOW INFORMATION:
SUPPLEMENTAL CASH FLOW INFORMATION:

13. SUPPLEMENTAL CASH FLOW INFORMATION:

        Information about other cash flow activities during the years ended December 31, 2009, 2010 and 2011 are as follows:

(in thousands)	2009	2010	2011
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$2,031	$2,045	$1,620
Income tax payments	$74	$88	$259
State income tax credits (redeemed for cash)	$—	$(43)	$(37)
NON-CASH TRANSACTIONS:
Contingent consideration issued in connection with HCL-EMS acquisition	$—	$—	$3,390
Deferred purchase price in connection with Telwares acquisition	$—	$—	$2,155
Deferred purchase price in connection with ProfitLine acquisition	$—	$—	$8,674
Preferred stock dividends and accretion	$3,778	$3,779	$2,205
Issuance of warrants in connection with notes payable and marketing agreement	$2,745	$1,244	$2,598
Computer, furniture and equipment acquired with capital lease	$598	$758	$746
Unpaid deferred IPO costs	$—	$273	$—
Shares issued for accrued expenses	$408	$—	$—
Conversion of warrants for redeemable convertible preferred stock and preferred stock warrants	$—	$—	$64,017
Cashless exercise of warrants	$—	$58	$19

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

14. COMMITMENTS AND CONTINGENCIES

        During the normal course of business, the Company becomes involved in various routine legal proceedings including issues pertaining to patent infringement, customer disputes and employee matters. The Company does not believe that the outcome of these matters will have a material adverse effect on its financial condition.

        The Company has entered into non-cancellable operating leases for the rental of office space in various locations which expire between 2012 and 2016. Some of the leases provide for lower payments in the beginning of the term which gradually escalate during the term of the lease. The Company recognizes rent expense on a straight-line basis over the lease term, which gives rise to a deferred rent liability on the balance sheet. The Company also has entered into agreements with third-party hosting facilities, which expire between 2012 and 2015.

        The Company is also obligated under several leases covering computer equipment and software, which the Company has classified as capital leases. In June 2011, the Company signed a lease addendum for additional gross rental office space at its office in Parsippany, New Jersey. In September 2011, the Company signed a lease addendum for additional gross rental office space at its office in Waltham, Massachusetts. All future minimum rental payments for these addendums have been included in the schedule below. Additionally, the Company has entered into several operating leases for various office equipment items, which expire between March 2012 and July 2015.

        As of December 31, 2011, the Company's obligation for future minimum rental payments related to these leases is as follows:

(in thousands)	Operating Leases	Capital Leases
2012	$5,891	$928
2013	5,715	495
2014	5,428	133
2015	3,805	—
2016	1,438	—
thereafter	—	—

Total future minimum lease obligations	$22,277	$1,556

Less: amount representing interest		(113)

Present value of minimum lease obligations		$1,443

        Rent expense, included in general and administrative expense, was approximately $1.6 million, $1.7 million and $3.6 million for the years ended December 31, 2009, 2010 and 2011, respectively.

401(k) SAVINGS PLANS	12 Months Ended
Dec. 31, 2011
401(k) SAVINGS PLANS
401(k) SAVINGS PLANS

15. 401(k) SAVINGS PLANS

        Effective January 2004, the Company adopted a defined contribution 401(k) savings plan (the "Plan") for substantially all of its employees. The Company's contributions to the Plan are discretionary. The Company matched a range of 5% to 10% of employees' contributions in 2009, 2010 and 2011. The cost of contributions made by the Company to the plan was $79,000, $90,000 and $124,200 for the years ended December 31, 2009, 2010 and 2011, respectively.

VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2011
VALUATION AND QUALIFYING ACCOUNTS
VALUATION AND QUALIFYING ACCOUNTS

16. VALUATION AND QUALIFYING ACCOUNTS

(in thousands)	Balance at Beginning of Year	Additions Charged to Costs and Expenses	Deductions And Write-offs	Balance at End of Year
Allowance for doubtful accounts:
Year ended December 31, 2009	$456	53	44	$465

Year ended December 31, 2010	$465	207	427	$245

Year ended December 31, 2011	$245	23	166	$102

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

        On January 10, 2012 (the "Anomalous Acquisition Date"), the Company entered into a Share Purchase Agreement (the "Anomalous Purchase Agreement") with Anomalous Networks Inc., a corporation incorporated under the laws of Canada ("Anomalous"), and the shareholders of Anomalous, under which the Company agreed to purchase all of the outstanding equity of Anomalous (the "Anomalous Share Purchase"). This acquisition reflects the Company's strategy to broaden its suite of offerings and to provide real time telecom expense management capabilities. On the same day, the Anomalous Share Purchase was effected in accordance with the terms of the Anomalous Purchase Agreement with the Company acquiring all of the outstanding equity of Anomalous for aggregate consideration of (i) approximately $3,500,000 in cash paid at the closing, (ii) approximately $1,000,000 in cash payable on the first anniversary of the closing, (iii) 165,775 unregistered shares of the Company's common stock and (iv) 132,617 unvested and unregistered shares of the Company's common stock with vesting based on achievement of revenue targets relating to sales of Anomalous products and services for periods through January 31, 2013 (the "Earn-Out Period"). With the exception of the cash paid at the closing, substantially all of the consideration paid and payable by the Company remains subject to set-off rights of the Company with respect to indemnities given by the former shareholders of Anomalous under the Anomalous Purchase Agreement. Among other things, these indemnity obligations relate to representations and warranties given by Anomalous under the Anomalous Purchase Agreement. The indemnities are subject to limitations, including a threshold, certain caps and limited survival periods. The vested shares issued by the Company at closing are subject to a one-year lock-up period, the unvested shares are also subject to a lock-up unless and until they become vested following the end of the Earn-Out Period and substantially all of the shares are subject to the set-off rights described above. Under the Anomalous Purchase Agreement, the Company is required to make an advance deposit into escrow of the $1,000,000 of deferred consideration in the event that the Company's cash and cash equivalents is below $15,000,000 at any time before payment of the $1,000,000 of deferred consideration. The allocation of the purchase price is not completed as of the date of these financial statements due to the short period of time since the Anomalous Acquisition Date and will be finalized upon completion of the Company's analysis of the fair values of Anomalous' assets and specified liabilities. The Company does not expect the pro forma results for 2011 to be material.

        On February 21, 2012 (the "ttMobiles Acquisition Date"), the Company entered into a Share Purchase Agreement (the "ttMobiles Purchase Agreement"), with the holders of all of the issued share capital of ttMobiles Limited, a private limited company incorporated in England ("ttMobiles"), under which the Company agreed to purchase all of the issued share capital of ttMobiles (the "ttMobiles Share Purchase"). On the same day, the ttMobiles Share Purchase was effected in accordance with the terms of the ttMobiles Purchase Agreement, with the Company acquiring all of the outstanding equity of ttMobiles for aggregate consideration of (i) £4,000,000 in cash paid at the closing, and (ii) £1,500,000 in cash payable on the first anniversary of the closing (the "Deferred Consideration"). The purchase price is subject to a net asset adjustment pursuant to which the purchase price will be increased or decreased to the extent that the net asset position of ttMobiles is more or less than a specified target by an amount that exceeds 5% of the target. The Deferred Consideration remains subject to set-off rights of the Company with respect to claims for breach of warranties and certain indemnities given by the former holders of the issued share capital of ttMobiles under the ttMobiles Purchase Agreement. Any breach claims and indemnities would be subject to limitations, including a threshold, certain baskets, caps and limited survival periods. The allocation of the purchase price is not completed as of the date of these financial statements due to the short period of time since the ttMobiles Acquisition Date and will be finalized upon completion of the analysis of the fair values of ttMobiles assets and specified liabilities. The Company does not expect the pro forma results for 2011 to be material.